UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2005

BIW LIMITED
(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation)	1-31374 (Commission File Number)	04-3617838 (I.R.S. Employer Identification No.)
230 Beaver Street, Ansonia, Connecticut 06401 (Address of principal executive offices, including zip code) (203) 735-1888 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)    Michael J. Adanti, a director of BIW Limited, passed away in an automobile accident on July 31, 2005. Mr. Adanti had served as a member of the Audit Committee of the Board of Directors and the Pension and Personnel Committee of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIW LIMITED

Date: August ___, 2005	By:	/s/ John S. Tomac
John S. Tomac
President